                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 19, 2003



                          DOCUCORP INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


DELAWARE                         00-1033864                      75-2690838
(State of                     (Commission File                 (IRS employment
incorporation)                    Number)                    identification no.)



                    5910 NORTH CENTRAL EXPRESSWAY, SUITE 800
                               DALLAS, TEXAS 75206
                    (Address of principal executive offices)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE 214-891-6500

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)           EXHIBITS.

                  Exhibit 99.1--    Press release, dated February 19, 2003


ITEM 9. REGULATION FD DISCLOSURE.

              On February 19, 2003, the Company issued a press release regarding its results of operations for the quarter ended January 31, 2003. A copy of the press release is furnished herewith as Exhibit 99.1.

Limitation on Incorporation by Reference: In accordance with general instruction
B.2 of Form 8-K, the information in this report is furnished under Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that section.



              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       DOCUCORP INTERNATIONAL, INC.



Date: February 19, 2003                By: /s/ John H. Gray
                                          --------------------------------------
                                          John H. Gray,
                                          Senior Vice President, Finance and
                                          Administration

                                INDEX TO EXHIBITS



      EXHIBIT
        NO.                           DESCRIPTION
      -------                         -----------
        99.1                          Press release, dated February 19, 2003